UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

PULMATRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 Concord Street, Suite 1217

Framingham, MA 01701

(Address of principal executive offices) (Zip Code)

(888) 355-4440

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PULM	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On November 13, 2024, Pulmatrix, Inc., a Delaware corporation (“Pulmatrix”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), by and among Pulmatrix, PCL Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pulmatrix (“Merger Sub I”), PCL Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Pulmatrix (“Merger Sub II” and together with Merger Sub I, “Merger Subs”) and Cullgen Inc., a Delaware corporation (“Cullgen”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, among other things, Merger Sub I will merge with and into Cullgen, with Cullgen surviving the merger as the surviving corporation (the “First Merger”) and as part of the same overall transaction, Cullgen will merge with and into Merger Sub II, with Merger Sub II continuing as a wholly owned subsidiary of Pulmatrix and the surviving corporation of the merger (the “Second Merger” and together with the First Merger, the “Merger”). The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

In addition, prior to the closing of the Merger (the “Closing”), Pulmatrix expects to declare a cash dividend to the pre-First Merger Pulmatrix stockholders equal in the aggregate to Pulmatrix’s reasonable, good faith approximation of the amount by which Pulmatrix’s net cash (as determined pursuant to the Merger Agreement) will exceed $2.5 million, subject to certain adjustments and limitations (such excess amount, the “Cash Dividend”).

Subject to the terms and conditions of the Merger Agreement, at the Closing, (a) each then-outstanding share of Cullgen common stock will be converted into the right to receive a number of shares of Pulmatrix common stock calculated in accordance with the Merger Agreement (the “Exchange Ratio”), (b) each then-outstanding share of Cullgen preferred stock will be converted into the right to receive a number of shares of Pulmatrix common stock equal to the number of shares of Cullgen common stock issuable upon conversion of each share of Cullgen preferred stock multiplied by the Exchange Ratio and (c) each then-outstanding option to purchase Cullgen common stock will be assumed by Pulmatrix, subject to adjustment as set forth in the Merger Agreement. Under the terms of the Merger Agreement, prior to the Closing, the board of directors of Pulmatrix (the “Board”) will accelerate the vesting of all equity awards of Pulmatrix then outstanding but not then vested or exercisable, and cancel each option to acquire shares of Pulmatrix’s common stock with an exercise price per share greater than $10.00 per share, in each case, in accordance with the terms of the Merger Agreement. At the Closing, each option to acquire shares of Pulmatrix common stock with an exercise price less than or equal to the Pulmatrix Closing Price will be converted into the right to receive a number of shares of Pulmatrix common stock calculated in accordance with the Merger Agreement.

Under the Exchange Ratio formula in the Merger Agreement, upon the Closing, on a pro forma basis and based upon the number of shares of Pulmatrix common stock expected to be issued in the Merger, pre-First Merger Cullgen stockholders will own approximately 96.4% of the combined company and pre-First Merger Pulmatrix stockholders will own approximately 3.6% of the combined company on a fully-diluted basis (excluding any shares reserved for future grants under Pulmatrix’s equity incentive plans). Under certain circumstances further described in the Merger Agreement, the ownership percentages may be adjusted upward or downward based on Pulmatrix’s net cash at the Closing.

The Exchange Ratio assumes (i) a valuation for Pulmatrix of $10.5 million and (ii) a valuation for Cullgen of $280.0 million. The Exchange Ratio is also based on the relative capitalization of each of Pulmatrix and Cullgen, for which, for the purposes of calculating the Exchange Ratio, the shares of Pulmatrix common stock underlying Pulmatrix’s stock options outstanding immediately prior to the time of the Closing (the “Effective Time”) with an exercise price per share equal to or less than the Pulmatrix Closing Price (as defined in the Merger Agreement), as adjusted to take into account the Cash Dividend will be deemed outstanding, and all shares of Cullgen common stock underlying outstanding Cullgen’s stock options will be deemed outstanding, subject to certain exceptions as set forth in the Merger Agreement.

In connection with the Merger, Pulmatrix will seek the approval of its stockholders to, among other things, (a) issue the shares of Pulmatrix common stock issuable in connection with the Merger pursuant to the rules of Nasdaq, (b) amend its amended and restated certificate of incorporation to change Pulmatrix’s name to “Cullgen Inc.”, (c) effect a reverse stock split of Pulmatrix common stock, at a reverse stock split ratio to be mutually agreed to by Pulmatrix and Cullgen, (d) amend its amended and restated certificate of incorporation to increase the authorized number of Pulmatrix’s capital stock and (e) adopt a new equity incentive plan (collectively, the “Pulmatrix Voting Proposals”).

Each of Pulmatrix and Cullgen has agreed to customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants relating to (1) using commercially reasonable efforts to obtain the requisite approval of their respective stockholders, (2) non-solicitation of alternative acquisition proposals, (3) the conduct of their respective businesses during the period between the date of signing the Merger Agreement and the Closing, (4) Pulmatrix using commercially reasonable efforts to maintain the existing listing of Pulmatrix common stock on Nasdaq and cause the shares of Pulmatrix common stock to be issued in connection with the Merger to be approved for listing on Nasdaq prior to the Closing and (5) Pulmatrix filing with the U.S. Securities and Exchange Commission (the “SEC”) and causing to become effective a registration statement on Form S-4 to register the shares of Pulmatrix common stock to be issued in connection with the Merger (the “Registration Statement”).

Consummation of the Merger is subject to certain closing conditions, including, among other things, (1) approval by Pulmatrix stockholders of the Pulmatrix Voting Proposals, (2) approval by the requisite Cullgen stockholders of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, (3) Nasdaq’s approval of the listing of the shares of Pulmatrix common stock to be issued in connection with the Merger, (4) the effectiveness of the Registration Statement, (5) to the extent Pulmatrix has declared the cash dividend described above, Pulmatrix delivering the aggregate amount distributable to the pre-First Merger Pulmatrix stockholders to Pulmatrix’s transfer agent for further distribution to the pre-First Merger Pulmatrix stockholders and (6) approval from the China Securities Regulatory Commission. Each party’s obligation to consummate the Merger is also subject to other specified customary conditions, including regarding the accuracy of the representations and warranties of the other party, subject to the applicable materiality standard, and the performance in all material respects by the other party of its obligations under the Merger Agreement required to be performed on or prior to the date of the Closing.

The Merger Agreement contains certain termination rights of each of Pulmatrix and Cullgen. Upon termination of the Merger Agreement under specified circumstances, Pulmatrix may be required to pay Cullgen a termination fee of $420,000, and in certain other circumstances, Cullgen may be required to pay Pulmatrix a termination fee of either $2,800,000 or $8,400,000. At the Effective Time, the board of directors of Pulmatrix is expected to consist of eight members, one of which will be a director of Pulmatrix, as designated by Cullgen, and the remainder of which will be designated by Cullgen.

Support Agreements and Lock-Up Agreements

Concurrently and in connection with the execution of the Merger Agreement, certain stockholders of Cullgen (solely in their respective capacities as Cullgen stockholders) have entered into support agreements with Pulmatrix and Cullgen to vote all of their shares of Cullgen capital stock in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby (the “Cullgen Support Agreements”).

Concurrently and in connection with the execution of the Merger Agreement, certain executive officers, directors and stockholders of Cullgen have entered into lock-up agreements (the “Lock-Up Agreements”) pursuant to which, and subject to specified exceptions, certain stockholders have agreed not to transfer their shares of Pulmatrix common stock for the 180-day period following the Closing and directors, officers and certain institutional investors have agreed not to transfer their shares of Pulmatrix common stock subject to a tiered release schedule extended up to 24 months after the Closing.

The preceding summaries of the Merger Agreement, the Cullgen Support Agreements and the Lock-Up Agreements do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the form of Cullgen Support Agreement, and the form of Lock-Up Agreement, which are filed as Exhibits 2.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference. The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about Pulmatrix or Cullgen or to modify or supplement any factual disclosures about Pulmatrix in its public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of Pulmatrix, Cullgen, and Merger Subs made solely for the purpose of the Merger Agreement and solely for the benefit of the parties thereto in connection with the negotiated terms of the Merger Agreement. Investors should not rely on the representations, warranties and covenants in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of Pulmatrix, Cullgen or any of their respective affiliates. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be modified in important part by the underlying disclosure schedules which are not filed publicly, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings or may have been used for purposes of allocating risk among the parties to the Merger Agreement, rather than establishing matters of fact.

Registration Rights Agreement

At the Closing, Cullgen and Pulmatrix have agreed to enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with certain pre-First Merger Cullgen stockholders. Pursuant to the Registration Rights Agreement, the combined company will prepare and file a resale registration statement with the SEC within 45 calendar days following the Closing. The combined company will use its commercially reasonable efforts to cause the Registration Statement to become effective within 90 calendar days following the Closing or, in the event of a “full review” by the SEC, within 120 calendar days following the Closing.

The combined company will also agree to, among other things, indemnify these stockholders, their officers, directors, members, employees and agents, successors and assigns under the registration statement from certain liabilities and pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to the combined company’s obligations under the Registration Rights Agreement.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Registration Rights Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 13, 2024, Pulmatrix and Cullgen issued a joint press release announcing the execution of the Merger Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, except that the information contained on the websites referenced in the press release is not incorporated herein by reference.

Furnished as Exhibit 99.2 hereto and incorporated herein by reference is the investor presentation that will be used by Pulmatrix and Cullgen in connection with the Merger, including during the webcast described below.

Pulmatrix plans to host a live webcast presentation to discuss the Merger as well as Cullgen’s platform and pipeline assets at 12:00 p.m. Eastern time on November 13, 2024. The live webcast presentation can be accessed at the Events and Presentations page of Pulmatrix’s investor’s website on the Events and Presentations section of Pulmatrix’s website at https://ir.pulmatrix.com/events. Furnished as Exhibit 99.3 hereto and incorporated herein by reference is the transcript that will be used by Pulmatrix and Cullgen in connection with the webcast.

The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act) concerning Pulmatrix, Cullgen, the proposed transactions and other matters. These forward-looking statements include express or implied statements relating to the structure, timing and completion of the proposed Merger; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the expected executive officers and directors of the combined company; each company’s and the combined company’s expected cash position at the closing of the proposed Merger and cash runway of the combined company; Pulmatrix’s ability to divest its assets; the expected contribution and potential payment of dividends in connection with the Merger, including the timing thereof; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for enrollment, data and other clinical results; the combined company having sufficient resources to advance its pipeline candidates; and other statements that are not historical fact. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Pulmatrix, Cullgen or the proposed transactions will be those that have been anticipated.

The forward-looking statements contained in this communication are based on current expectations and beliefs concerning future developments and their potential effects and therefore subject to other risks and uncertainties. These risks and uncertainties include, but are not limited to, risks associated with the possible failure to satisfy the conditions to the closing or consummation of the Merger, including Pulmatrix’s failure to obtain stockholder approval for the Merger, risks associated with the uncertainty as to the timing of the consummation of the Merger and the ability of each of Pulmatrix and Cullgen to consummate the transactions contemplated by the Merger, risks associated with Pulmatrix’s continued listing on Nasdaq until closing of the Merger, the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Merger; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger prior to the closing or consummation of the Merger, risks associated with the possible failure to realize certain anticipated benefits of the Merger, including with respect to future financial and operating results; the effect of the completion of the Merger on the combined company’s business relationships, operating results and business generally; risks associated with the combined company’s ability to manage expenses and unanticipated spending and costs that could reduce the combined company’s cash resources; risks related to the combined company’s ability to correctly estimate its operating expenses and other events; changes in capital resource requirements; risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its product candidates or its preclinical programs; the outcome of any legal proceedings that may be instituted against the combined company or any of its directors or officers related to the Merger Agreement or the transactions contemplated thereby; the ability of the combined company to obtain, maintain and protect its intellectual property rights, in particular those related to its product candidates; the combined company’s ability to advance the development of its product candidates or preclinical activities under the timelines it anticipates in planned and future clinical trials; the combined company’s ability to replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of its product candidates; the combined company’s ability to realize the anticipated benefits of its research and development programs, strategic partnerships, licensing programs or other collaborations; regulatory requirements or developments and the combined company’s ability to obtain necessary approvals from the U.S. Food and Drug Administration or other regulatory authorities; changes to clinical trial designs and regulatory pathways; competitive responses to the Merger and changes in expected or existing competition; unexpected costs, charges or expenses resulting from the Merger; potential adverse reactions or changes to business relationships resulting from the completion of the Merger; legislative, regulatory, political and economic developments. A discussion of these and other factors, including risks and uncertainties with respect to Pulmatrix, is set forth in Pulmatrix’s filings with the SEC, including its most recent Annual Report on Form 10-K, as may be supplemented or amended by Pulmatrix’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by Pulmatrix from time to time, any risk factors related to Pulmatrix or Cullgen made available to you in connection with the proposed transactions, as well as risk factors associated with companies, such as Cullgen, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or, should any of Pulmatrix’s or Cullgen’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Pulmatrix nor Cullgen undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Pulmatrix or Cullgen.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits filed or furnished herewith are not intended to and do not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transactions or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS FILED OR FURNISHED HEREWITH ARE TRUTHFUL OR COMPLETE.

Important Additional Information about the Proposed Transactions Will be Filed with the SEC

This Current Report on Form 8-K and the exhibits filed or furnished herewith are not substitutes for the registration statement or for any other document that Pulmatrix may file with the SEC in connection with the proposed transactions. In connection with the proposed transactions, Pulmatrix intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Pulmatrix. PULMATRIX URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PULMATRIX, CULLGEN, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Pulmatrix with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Proposed Transactions. In addition, investors and stockholders should note that Pulmatrix communicates with investors and the public using its website (https://www.pulmatrix.com/investors.html/).

Participants in the Solicitation

Pulmatrix, Cullgen and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transactions. Information about Pulmatrix’s directors and executive officers, including a description of their interests in Pulmatrix, is included in Pulmatrix’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 28, 2024, subsequent Quarterly Reports on Form 10-Q filed with the SEC, including any information incorporated therein by reference, as filed with the SEC, and other documents that may be filed from time to time with the SEC. Additional information regarding these persons and their interests in the proposed transaction will be included in the proxy statement/prospectus relating to the proposed transactions when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
2.1*	Agreement and Plan of Merger and Reorganization, dated as of November 13, 2024, by and among Pulmatrix, Inc., PCL Merger Sub, Inc., PCL Merger Sub II, LLC and Cullgen Inc.
10.1	Form of Cullgen Support Agreement
10.2	Form of Lock-Up Agreement
10.3*	Form of Registration Rights Agreement
99.1	Joint Press Release, issued on November 13, 2024
99.2	Investor Presentation, dated November 2024
99.3	Conference Call Transcript dated November 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulmatrix, Inc.

Date:	November 13, 2024	By:	/s/ Peter Ludlum
Peter Ludlum Interim Chief Executive Officer and Interim Chief Financial Officer